EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, relating to the shelf registration of securities of Tenneco Inc. as approved by resolutions adopted by the respective Boards of Directors of the companies listed on Exhibit A hereto, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 15, 2009

/s/ Gregg M. Sherrill Gregg M. Sherrill

Exhibit A

Registrant	Position
Tenneco Inc.	Chairman and Chief Executive Officer (Principal Executive Officer)

Tenneco Automotive Operating Company Inc.	Chairman and Chief Executive Officer (Principal Executive Officer)

Clevite Industries Inc.	Chairman and Chief Executive Officer (Principal Executive Officer)

The Pullman Company	Chairman and Chief Executive Officer (Principal Executive Officer)

Tenneco Global Holdings Inc.	Chairman and Chief Executive Officer (Principal Executive Officer)

Tenneco International Holding Corp.	Chairman and Chief Executive Officer (Principal Executive Officer)

TMC Texas Inc.	Chairman and Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, relating to the shelf registration of securities of Tenneco Inc. as approved by resolutions adopted by the respective Boards of Directors of the companies listed on Exhibit A hereto, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 15, 2009

/s/ Kenneth R. Trammell Kenneth R. Trammell

Exhibit A

Registrant	Position
Tenneco Inc.	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Tenneco Automotive Operating Company Inc.	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)

Clevite Industries Inc.	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)

The Pullman Company	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)

Tenneco Global Holdings Inc.	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)

Tenneco International Holding Corp.	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)

TMC Texas Inc.	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, relating to the shelf registration of securities of Tenneco Inc. as approved by resolutions adopted by the respective Boards of Directors of the companies listed on Exhibit A hereto, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 15, 2009

/s/ Paul D. Novas Paul D. Novas

Exhibit A

Registrant	Position
Tenneco Inc.	Vice President and Controller (Principal Accounting Officer)

Tenneco Automotive Operating Company Inc.	Vice President and Controller (Principal Accounting Officer)

Clevite Industries Inc.	Vice President and Controller (Principal Accounting Officer)

The Pullman Company	Vice President and Controller (Principal Accounting Officer)

Tenneco Global Holdings Inc.	Vice President and Controller (Principal Accounting Officer)

Tenneco International Holding Corp.	Vice President and Controller (Principal Accounting Officer)

TMC Texas Inc.	Vice President and Controller (Principal Accounting Officer)

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ Charles W. Cramb Charles W. Cramb

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ Dennis J. Letham Dennis J. Letham

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ Frank E. Macher Frank E. Macher

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 15, 2009

/s/ Hari N. Nair Hari N. Nair

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ Roger B. Porter Roger B. Porter

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ David B. Price, Jr. David B. Price, Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ Paul T. Stecko Paul T. Stecko

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ Mitsunobu Takeuchi Mitsunobu Takeuchi

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Tenneco Inc. (“Tenneco”) and various of its subsidiaries, relating to the shelf registration of securities of Tenneco as approved by resolutions adopted by the Board of Directors of Tenneco, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable Tenneco to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 13, 2009

/s/ Jane L. Warner Jane L. Warner

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears immediately below constitutes and appoints Gregg M. Sherrill, Kenneth R. Trammell and Paul D. Novas, and each or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacities set forth on Exhibit A hereto, to sign the Registration Statement on Form S-3 of the companies listed on Exhibit A hereto, relating to the shelf registration of securities of Tenneco Inc. as approved by resolutions adopted by the respective Boards of Directors of the companies listed on Exhibit A hereto, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all other documents in connection therewith and all instruments necessary, appropriate or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933 and other federal and state securities laws, and to file any such documents or instruments with the Securities and Exchange Commission, and to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Dated: May 15, 2009

/s/ David A. Wardell David A. Wardell

Exhibit A

Registrant	Position

Tenneco Automotive Operating Company Inc.	Director

Clevite Industries Inc.	Director

The Pullman Company	Director

Tenneco Global Holdings Inc.	Director

Tenneco International Holding Corp.	Director

TMC Texas Inc.	Director